UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2013

NEVADA GOLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52636	20-3724068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 E. Colorado Blvd., Suite 888

Pasadena, CA  91101

(Address of principal executive offices, including zip code)

(626) 683-7330

(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY  10022

Phone:  (212) 400-6900

Facsimile:  (212) 400-6901

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 9, 2013 the Board of Directors of Nevada Gold Holdings, Inc. (the “Company”) dismissed Sam Kan & Company (“Sam Kan”) as the Company’s independent registered public accounting firm effective immediately.

The reports of Sam Kan on the financial statements of the Company for the fiscal years ended December 31, 2012 and 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Form 10K for the years ended December 31, 2012 and 2011, included a going concern qualification.

During the years ended December 31, 2012 and 2011, and through August 9, 2013, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Sam Kan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Sam Kan’s satisfaction, would have caused Sam Kan to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sam Kan with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from Sam Kan a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of Sam Kan’s letter dated August 12, 2013 is filed herewith as Exhibit 16.1.

Contemporaneous with the determination to dismiss Sam Kan, the Audit Committee engaged KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013, also to be effective immediately and include the review of the Company’s fiscal quarter ended June 30, 2013.

During the years ended December 31, 2012 and 2011, and through August 9, 2013, neither the Company nor anyone on its behalf has previously consulted with KLJ regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that KLJ concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed with this Current Report on Form 8-K:

16.1

Letter from Sam Kan & Company to the Securities and Exchange Commission dated August 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 15, 2013

Nevada Gold Holdings, Inc.

By:       /s/ Jimmy Wang

Name:  Jimmy Wang

Title:  Controller

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